Exhibit 99.1

Investor Relations Contact
Nicole Noutsios
NMN Advisors (for Ruckus Wireless)
ir@ruckuswireless.com
1+510-315-1003
Media Contact
Mark Priscaro
Ruckus Wireless
mark.priscaro@ruckuswireless.com
1+408-604-8531

Ruckus Wireless Reports First Quarter 2014 Financial Results

•	First quarter revenue grew 31.1% year-over-year to a record for the Company of $75.1 million

•	Americas revenue grew 59.1% and EMEA revenue grew 28.4% year-over-year

•	Non-GAAP diluted EPS of $0.05 per share as compared to $0.03 per share for the first quarter of 2013
SUNNYVALE, CA - April 30, 2014 - Ruckus Wireless, Inc. (NYSE: RKUS) today announced financial results for its first quarter of 2014 ended March 31, 2014.
Financial Summary
Revenue for the first quarter of 2014 was $75.1 million, an increase of 31.1% from the first quarter of 2013. GAAP net income was $0.3 million for both the first quarter of 2014 and 2013. Non-GAAP net income for the first quarter of 2014 was $4.5 million, compared with $2.9 million for the first quarter of 2013.
GAAP diluted net income per share was $0.00 for both the first quarter of 2014 and 2013. Non-GAAP diluted net income per share was $0.05 for the first quarter of 2014, compared with $0.03 for the first quarter of 2013.
A description of the non-GAAP calculations and reconciliation to comparable GAAP measures is provided in the accompanying table entitled “Reconciliation of GAAP to Non-GAAP Financial Measures.”
“Ruckus delivered a strong first quarter and achieved a number of business and financial milestones. We exceeded both our revenue and EPS guidance. We also continued to expand our service provider and enterprise installed base and gain market share. We introduced our first two cloud-based product offerings and began volume shipment of our 802.11ac access point” said Selina Lo, president and chief executive officer, Ruckus Wireless.

Business & Financial Highlights

•	In the first quarter of 2014, Ruckus added 13 new service provider end-customers and over 3,000 new end-customers overall, reaching over 36,000 total end-customers worldwide.

•	Ruckus is the second most installed Wi-Fi brand, and the number one brand being evaluated by service providers, according to Infonetics’ recent Global Service Provider Wi-Fi survey.

•
The Dell’Oro Group’s most recent worldwide WLAN report published in the quarter identified Ruckus Wireless as the market share leader in service provider Wi-Fi in the prior quarter, garnering a 25 percent share of total worldwide revenue.

•	According to the same Dell’Oro report, Ruckus captured the number three spot in the total WLAN market (excluding SOHO) in the prior quarter.

•	Deep Blue Communications, a national managed Wi-Fi service provider, selected the Ruckus SmartCell™ Gateway (SCG) 200 to deliver the first private cloud managed WLAN services with the SCG.

•	The Orange Group selected Ruckus for one of its first Hotspot 2.0 deployments in Europe.

•
The company announced the Ruckus Smart Positioning Technology (SPoT™), a cloud-provided location-based service (LBS) for service providers and enterprises to deliver a wide-range of value added services over Ruckus Smart Wi-Fi networks.

•
The company introduced the Ruckus Smart Access Management Service (SAMS™), bringing together Ruckus Smart Wi-Fi with cloud computing to simplify the provisioning, management and monetization of public Wi-Fi access for SMBs.

Guidance
For the second quarter of 2014 ending June 30, 2014, the company expects:

•	Total revenue in the range of $78 million to $80 million; and

•	Non-GAAP diluted net income per share between $0.04 and $0.05 using 95 to 97 million shares.

Conference Call Information
Ruckus Wireless is hosting a conference call for analysts and investors to discuss its first quarter 2014 results and outlook for its second quarter of 2014 at 2:00 p.m. Pacific Daylight Time today, April 30, 2014. A live audio webcast of the conference call along with supplemental financial information will also be accessible from the “Investors” section of the company’s website at http://investors.ruckuswireless.com. A replay will be available following the call on the Ruckus Wireless Investor Relations website or for one week at the following numbers: (855) 859-2056 (domestic), (404) 537-3406 (international) using ID# 22241528. An archived version of the audio from the call will be available for at least thirty days on the company’s website at http://investors.ruckuswireless.com.

Safe Harbor Statement
This press release contains forward-looking statements, including statements regarding Ruckus Wireless’s financial expectations for the second quarter of 2014 and future periods and statements regarding growth drivers to the company's business, the pace of new and repeat customer orders, competitive position, future customer demand, future customer deployments and future product offerings. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: growth of the market for Ruckus Wireless products, the lengthy sales cycle for service provider customers and delays in service provider implementations, unpredictable market conditions, risks associated with the deployment and adoption of new products and services, risks associated with Ruckus Wireless’s rapid growth, competition, technological change, product development delays, reliance on third parties, international operations, intellectual property, Ruckus Wireless’s limited operating history, particularly as a new public company; and general market, political, regulatory, economic and business conditions in the United States and internationally.
Additional risks and uncertainties that could affect Ruckus Wireless’s financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the company’s annual report on Form 10-K, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 3, 2014. Ruckus Wireless’s SEC filings are available on the company’s investor relations website at http://investors.ruckuswireless.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the company as of the date hereof, and Ruckus Wireless does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP net income, non-GAAP dilutive net income per share and non-GAAP diluted weighted-average shares outstanding. We also provide projected second quarter 2014 non-GAAP dilutive net income per share and non-GAAP diluted weighted-average shares outstanding. We believe these non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies.

Our non-GAAP financial measures include adjustments based on the following items:
Stock-based compensation expenses: We have excluded the effect of stock-based compensation. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Employer payroll tax expense associated with stock option exercises: We have excluded the employer payroll tax expense associated with stock option exercises in order to provide a complete picture of the company’s recurring core business operating results. Stock options will continue to be used as a method to compensate certain employees for the foreseeable future.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets. Amortization of intangible assets is a non-cash expense and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenue earned during the periods presented and will contribute to future period revenue as well.
Legal settlement benefit, net: We have excluded non-recurring patent infringement settlements. We will continue to be party to litigation and subject to claims related to intellectual property infringement arising in the ordinary course of business.
Our non-GAAP Financial Measures are described as follows:
Non-GAAP gross profit and gross margin. Non-GAAP gross profit is gross profit as reported on our condensed consolidated statements of operations, excluding the impact of stock-based compensation, employer payroll tax expense associated with stock option exercises and intangible asset amortization expense. Non-GAAP gross margin is non-GAAP gross profit divided by revenue.
Non-GAAP operating income and operating margin. Non-GAAP operating income is income (loss) from operations as reported on our condensed consolidated statements of operations, excluding the impact of stock-based compensation, employer payroll tax expense associated with stock option exercises, intangible asset amortization expense and legal settlement benefit, net. Non-GAAP operating margin is non-GAAP operating income divided by revenue.
Non-GAAP net income and diluted income per share. Non-GAAP net income is net income as reported on our condensed consolidated statements of operations, excluding the impact of stock-based compensation, employer payroll tax expense associated with stock option exercises, intangible asset amortization expense, legal settlement benefit, net and the related tax effects of these non-GAAP financial measures. Non-GAAP diluted net income per share is non-GAAP net income divided by the non-GAAP weighted-average diluted shares outstanding.

For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.”

ABOUT RUCKUS WIRELESS
Headquartered in Sunnyvale, CA, Ruckus Wireless, Inc. (NYSE: RKUS) is a global supplier of advanced wireless systems for the rapidly expanding mobile Internet infrastructure market. The company offers a wide range of indoor and outdoor “Smart Wi-Fi” products to mobile carriers, broadband service providers, and corporate enterprises, and has over 36,000 end-customers worldwide. Ruckus technology addresses Wi-Fi capacity and coverage challenges caused by the ever-increasing amount of traffic on wireless networks due to accelerated adoption of mobile devices such as smartphones and tablets. Ruckus invented and has patented state-of-the-art wireless voice, video, and data technology innovations, such as adaptive antenna arrays that extend signal range, increase client data rates, and avoid interference, providing consistent and reliable distribution of delay-sensitive multimedia content and services over standard 802.11 Wi-Fi. For more information, visit http://www.ruckuswireless.com. Ruckus, Ruckus Wireless and SmartCell are trademarks of Ruckus Wireless, Inc. in the United States and other countries.

RUCKUS WIRELESS, INC.
Condensed Consolidated Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2014	2013
Revenue:
Product	$70,075	$53,311
Service	4,977	3,930
Total revenue	75,052	57,241
Cost of revenue:
Product	21,496	16,571
Service	2,759	2,287
Total cost of revenue	24,255	18,858
Gross profit	50,797	38,383
Operating expenses:
Research and development	18,139	13,778
Sales and marketing	23,270	16,851
General and administrative	8,437	7,932
Total operating expenses	49,846	38,561
Operating income (loss)	951	(178)
Interest income	46	34
Other expense, net	(26)	(77)
Income (loss) before income taxes	971	(221)
Income tax expense (benefit)	698	(535)
Net income	$273	$314
Net income per share:
Basic	$0.00	$0.00
Diluted	$0.00	$0.00
Weighted average shares used in computing net income per share:
Basic	81,277	74,201
Diluted	93,311	94,325

RUCKUS WIRELESS, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2014	2013
Gross Profit Reconciliation:
GAAP gross profit:	$50,797	$38,383
Stock-based compensation	245	176
Payroll tax associated with stock option exercises	30	—
Amortization of intangible assets	330	330
Non-GAAP gross profit:	$51,402	$38,889
Gross Margin Reconciliation:
GAAP gross margin:	67.7%	67.0%
Stock-based compensation	0.3%	0.3%
Payroll tax associated with stock option exercises	—%	—%
Amortization of intangible assets	0.5%	0.6%
Non-GAAP gross margin:	68.5%	67.9%
Operating Income Reconciliation:
GAAP operating income (loss):	$951	$(178)
Stock-based compensation	6,346	4,030
Payroll tax associated with stock option exercises	381	—
Amortization of intangible assets	330	330
Legal settlement benefit, net	(760)	—
Non-GAAP operating income:	$7,248	$4,182
Operating Margin Reconciliation:
GAAP operating margin (loss):	1.3%	(0.3)%
Stock-based compensation	8.5%	7.0%
Payroll tax associated with stock option exercises	0.5%	—%
Amortization of intangible assets	0.4%	0.6%
Legal settlement benefit, net	(1.0)%	—%
Non-GAAP operating margin:	9.7%	7.3%
Net Income Reconciliation:
GAAP net income:	$273	$314
Stock-based compensation	6,346	4,030
Payroll tax associated with stock option exercises	381	—
Amortization of intangible assets	330	330
Legal settlement benefit, net	(760)	—
Income tax effect of non-GAAP exclusions	(2,047)	(1,799)
Non-GAAP net income:	$4,523	$2,875
Non-GAAP diluted net income per share:	$0.05	$0.03
Shares used in computing Non-GAAP Net Income per share Reconciliation
Weighted-average shares outstanding used in calculating GAAP diluted net income per share	93,311	94,325
Additional dilutive securities for non-GAAP income	2,234	—
Weighted-average shares outstanding used in calculating non-GAAP diluted net income per share	95,545	94,325

RUCKUS WIRELESS, INC.
Condensed Consolidated Balance Sheets
(unaudited, in thousands, except par value)

	March 31,	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$79,767	$91,282
Short-term investments	76,622	60,878
Accounts receivable, net of allowance for doubtful accounts of $800 and $400 as of March 31, 2014 and December 31, 2013, respectively	49,803	44,638
Inventories	17,412	16,748
Deferred costs	3,553	4,207
Deferred tax assets	7,734	7,715
Prepaid expenses and other current assets	5,307	5,227
Total current assets	240,198	230,695
Property and equipment, net	11,534	11,472
Goodwill	9,945	9,945
Intangible assets, net	9,341	9,671
Non-current deferred tax asset	15,833	15,317
Restricted cash	5,000	5,000
Other assets	1,063	1,122
Total assets	$292,914	$283,222
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$17,473	$19,131
Accrued compensation	13,510	11,759
Accrued liabilities	7,811	6,231
Deferred revenue	30,264	33,139
Total current liabilities	69,058	70,260
Non-current deferred revenue	8,142	7,098
Non-current deferred tax liabilities	854	854
Other non-current liabilities	1,205	1,161
Total liabilities	79,259	79,373
Stockholders’ equity:
Common stock, $0.001 par value; 250,000 shares authorized as of March 31, 2014 and December 31, 2013; 81,937 and 80,691 shares issued and outstanding at March 31, 2014 and December 31, 2013, respectively	82	81
Additional paid–in capital	235,113	225,575
Accumulated other comprehensive loss	(8)	(2)
Accumulated deficit	(21,532)	(21,805)
Total stockholders’ equity	213,655	203,849
Total liabilities and stockholders’ equity	$292,914	$283,222

RUCKUS WIRELESS, INC.
Summary of Cash Flows
(unaudited, in thousands)

	Three Months Ended March 31,
	2014	2013
Net cash provided by (used in) operating activities	$3,561	$(2,798)
Net cash used in investing activities	(18,269)	(1,727)
Net cash provided by (used in) financing activities	3,193	(763)
Net decrease in cash and cash equivalents	$(11,515)	$(5,288)